Exhibit 99.1

ConnectM Announces Proposed Reverse Stock Split to Support Planned Uplisting to a National Exchange

Board seeks stockholder approval for flexible 1-for-5 to 1-for-50 range to help meet minimum bid price requirements and broaden investor access

MARLBOROUGH, Mass., December 22, 2025 (GLOBE NEWSWIRE) – ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today announced that its Board of Directors has approved, and will be seeking stockholder approval for, an amendment to the Company’s Certificate of Incorporation to authorize a reverse split of the Company’s common stock at a ratio in the range of 1-for-5 to 1-for-50, with the exact ratio to be determined at a later date by the Board in its sole discretion.

Aligning Capital Markets Profile with Uplisting Plans

“Over the last year, we have focused on strengthening our balance sheet, simplifying our capital structure, and building a differentiated energy and AI platform through Keen Labs, Amperics, and Geo Impex,” said Bhaskar Panigrahi, Chairman and Chief Executive Officer of ConnectM. “The proposed reverse split is intended to support the Company’s previously announced strategy and impending application to uplist to a U.S. national securities exchange. We believe this will help increase corporate visibility and broaden awareness of its success in the financial community, while providing our investors with enhanced liquidity and shareholder value. These benefits will be timely and highly accretive as ConnectM continues with a laser-focus on execution: growing revenue, improving margins, and capitalizing on the vast market opportunities for our proprietary energy solutions.”

The Board previously obtained stockholder approval in April 2025 for a narrower 1-for-5 to 1-for-8 reverse split range, which was not implemented. In light of the planned uplisting now, the Board has determined to terminate that earlier authority and seek fresh approval for a broader 1-for-5 to 1-for-50 range that provides greater flexibility.

Key Features of the Proposed Reverse Split

If the reverse stock split and related amendment are approved by stockholders, and subsequently implemented by the Board, ConnectM’s common stock would be reclassified at a final ratio selected by the Board within the approved 1-for-5 to 1-for-50 range. The Company currently expects the reverse split will have the following principal effects:

•	No change in overall value of stock from the split: The market price per share will increase proportionately with the reduction in the number of shares, such that each stockholder’s proportional ownership interest in the Company remains substantially unchanged.

•	Proportional adjustment of outstanding shares: Each stockholder’s number of shares of common stock would be reduced proportionately based on the final split ratio. Fractional shares, if any, are expected to be rounded up to the nearest whole share.

•	No change to rights or par value: The reverse split would affect all stockholders uniformly and would not change the par value of the common stock or the rights, preferences, or privileges of stockholders.

•	Board discretion on timing and ratio: Even if stockholders approve the reverse split proposal, the Board may determine not to implement the reverse split, or to implement it at a later date and at a specif3ic ratio in the approved range, based on market conditions, the Company’s trading price, and progress toward a national exchange uplisting.

The reverse split will also be subject to regulatory review and effectiveness, including by the Financial Industry Regulatory Authority (“FINRA”) and the Delaware Secretary of State.

“We view the uplisting process and the reverse split authorization as tools, not endpoints,” Panigrahi added. “They are about aligning our capital markets profile with the scale of the business we are building and making CNTM accessible to a broader base of long-term, high-quality investors.”

Important Information About the Proxy Statement

ConnectM has filed with the SEC and intends to mail to its stockholders a proxy statement in connection with the special meeting of stockholders to approve the proposed reverse stock split and related amendment to the Certificate of Incorporation. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT.

Stockholders will be able to obtain free copies of the proxy statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and on ConnectM’s website at www.connectm.com under the “Investors” section, or by contacting the Company’s Investor Relations department as set forth below.

About ConnectM Technology Solutions, Inc.

ConnectM brings together technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics and technology subsidiary Keen Labs, the Company delivers AI-powered electrification, distributed energy, last-mile delivery and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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